NORTHERN FUNDS

Global Sustainability Index Fund

Summary Prospectus | July 31, 2018	Ticker: NSRIX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2018, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI World ESG Leaders IndexSM.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses	0.16%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.14%
Total Annual Fund Operating Expenses	0.34%
Expense Reimbursement(1)	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.30%

(1)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2019 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$105	$187	$427

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the MSCI World ESG Leaders IndexSM, in weightings that approximate the relative composition of the securities contained in the MSCI World ESG Leaders Index.

The MSCI World ESG Leaders Index is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization developed market companies in Asia-Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance. As of May 31, 2018, the MSCI World ESG Leaders Index consisted of issuers from the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2018, the MSCI World ESG Leaders Index comprised of 803 issuers, and the market capitalization of the companies

NF SUM GLS (7/18)	SUMMARY PROSPECTUS	1	GLOBAL SUSTAINABILITY INDEX FUND

in the MSCI World ESG Leaders Index was between $874.6 million and $724.4 billion. It is rebalanced quarterly.

The MSCI World ESG Leaders Index includes the highest-ranked companies in each regional sector based on environmental, social and governance screening and research criteria applied by the index provider. Rankings are based on qualitative and quantitative analysis. The MSCI World ESG Leaders Index has no automatic industry exclusions.

For companies involved in alcohol, gambling, firearms, nuclear power, tobacco and weapons manufacturing, the index provider conducts case-by-case evaluations to determine MSCI World ESG Leaders Index inclusion/exclusion eligibility. The index provider analyzes companies involved in alcohol and gambling to determine how and to what extent their commercial activities contribute to social problems caused by gambling and alcohol abuse. The index provider analyzes companies involved in nuclear power generation to determine how and to what extent their commercial activities promulgate risks associated with nuclear power production, plant safety, security and waste disposal. The index provider evaluates tobacco manufacturers in the context of the social problems associated with tobacco including addiction, second-hand smoke and the negative external costs tied to tobacco-related illness. It weighs heavily the large negative impact on society of tobacco products when evaluating a tobacco manufacturer’s overall sustainability performance. The index provider evaluates military weapons contractors and firearms companies in terms of the types of weapons they produce or for which they supply components. The index provider also considers their role in the global arms trade, contribution to global weapons proliferation and lobbying and contracting practices.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI World ESG Leaders Index using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the MSCI World ESG Leaders Index. The Fund will have fees and transaction expenses while the MSCI World ESG Leaders Index has none. Therefore, the Fund’s returns may be below those of the MSCI World ESG Leaders Index.

The Fund invests in substantially all of the securities in the MSCI World ESG Leaders Index in approximately the same proportions as the index (i.e., replication). The proportions of the Fund’s assets allocated to each country will approximate and vary with the relative country weights and countries included in the MSCI World ESG Leaders Index.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the MSCI World ESG Leaders Index within a 0.95 correlation coefficient.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI World ESG Leaders Index. It is not a sponsor of the Global Sustainability Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

CURRENCY RISK is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

CYBERSECURITY RISK is the risk of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

DEPOSITARY RECEIPTS RISK. Foreign securities may trade in the form of Depositary Receipts. In addition to investment risks associated with the underlying issuer, Depositary Receipts may expose the Fund to additional risks associated with non-uniform terms that apply to Depositary Receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market and liquidity risks. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depository Receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the Depository Receipts.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory events. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

GEOGRAPHIC AND SECTOR RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers

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within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.

LARGE CAP STOCK RISK is the risk that large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

MARKET RISK is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities markets or adverse investor sentiment could cause the value of your investment in the Fund to decline. The market value of the securities in which the Fund invests may go up or down in response to the prospects of particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SOCIALLY RESPONSIBLE INVESTMENT RISK is the risk that the socially responsible investment policies of the MSCI World ESG Leaders Index may restrict the investments available to the Fund. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. This could cause the Fund to underperform similar funds that do not have a social responsibility objective. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. The Fund may invest in companies that do not reflect the beliefs of any particular investor.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2018 is 0.14%. For the period shown in the bar chart above, the highest quarterly return was 21.53% in the second quarter of 2009, and the lowest quarterly return was (16.40)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2017)

	Inception Date	1-Year	5-Years	Since Inception
Global Sustainability Index Fund	3/5/08
Returns before taxes		21.20%	11.45%	5.91%
Returns after taxes on distributions		20.29%	10.73%	5.42%
Returns after taxes on distributions and sale of Fund shares		12.69%	9.05%	4.70%
MSCI World ESG Leaders Index (reflects no deduction for fees, expenses, or taxes)		20.98%	11.41%	6.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SUMMARY PROSPECTUS	3	GLOBAL SUSTAINABILITY INDEX FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Sustainability Index Fund. Thomas E. O’Brien, CFA, Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since March 2008. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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